Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	The annual grant date for our regular annual LTI equity awards is in the first quarter of the fiscal year, on the date of, or following publication of, our fourth quarter financial results. This is done to enhance corporate governance procedures and to avoid unintended burdens to participants because of routine “black-out periods,” as well as to avoid making awards in proximity to MNPI that could impact award value.
Award Timing Method [Text Block]	The annual grant date for our regular annual LTI equity awards is in the first quarter of the fiscal year, on the date of, or following publication of, our fourth quarter financial results.
Award Timing Predetermined [Flag]	true
Award Timing MNPI Considered [Flag]	false